Exhibit 99.1

Mercado Libre First Quarter 2018 Results Investor Relations

This presentation may make forward - looking statements relating to such matters as continued growth prospects for the company, industry trends and product and technology initiatives . These statements are based on currently available information and our current assumptions, expectations and projections about future events . While we believe that our assumptions, expectations and projections are reasonable in view of currently available information, you are cautioned not to place undue reliance on these forward - looking statements . Our actual results may differ materially from those included in this presentation, for a variety of reasons, including those described in the forward - looking statements and risk factor sections of our 10 - Q and other filings with the Securities and Exchange Commission, which are available on our investor relations website . (http : //investor . mercadolibre . com) A reconciliation of Non - GAAP measures to the nearest comparable GAAP measures can be found in our first quarter 2018 earnings press release available on our investor relations website . All of the information included in this presentation is updated as of March 31 th, 2018 . Except as may be required by applicable law, we assume no obligation to publicly update or revise our statements .

Maintaining Momentum in Brazil GMV Growth Evolution per Quarter Items Sold Growth Evolution per Quarter 39% 48% 63% 71% 71% 73% 62% 67% 74% 66% 0% 10% 20% 30% 40% 50% 60% 70% 80% 0% 10% 20% 30% 40% 50% 60% 70% 80% 1Q17 2Q17 3Q17 4Q17 1Q18 GMV LC YoY Growth GMV USD YoY Growth 53% 56% 68% 68% 68% 1Q17 2Q17 3Q17 4Q17 1Q18 Items Sold YoY Growth Free Shipping Launch Free Shipping Launch

16% 14% 39% 59% 53% 8% 4% 20% 40% 22% 0% 10% 20% 30% 40% 50% 60% 70% 0% 10% 20% 30% 40% 50% 60% 70% 1Q17 2Q17 3Q17 4Q17 1Q18 GMV LC YoY Growth GMV USD YoY Growth 12% 10% 25% 46% 44% 1Q17 2Q17 3Q17 4Q17 1Q18 Items Sold YoY Growth GMV Growth Evolution per Quarter Items Sold Growth Evolution per Quarter Business in Argentina C ontinues to Recover

GMV Growth Evolution per Quarter 33% 53% 76% 91% 77% 19% 49% 85% 100% 91% -10% 10% 30% 50% 70% 90% 110% -10% 10% 30% 50% 70% 90% 110% 1Q17 2Q17 3Q17 4Q17 1Q18 GMV LC YoY Growth GMV USD YoY Growth 71% 95% 128% 126% 106% 1Q17 2Q17 3Q17 4Q17 1Q18 Sold Items YoY Growth Mexico Continues to be Strongest P erformer Free Shipping Launch Free Shipping Launch Items Sold Growth Evolution per Quarter

Items Sold Growth Evolution per Quarter GMV Growth Evolution per Quarter Chile and Colombia Beginning to Take S hape as Complementary Engines of Growth - 15% - 2% 30% 51% 58% - 8% 0% 34% 58% 71% -20% 0% 20% 40% 60% 80% -20% 0% 20% 40% 60% 80% 1Q17 2Q17 3Q17 4Q17 1Q18 GMV LC YoY Growth GMV USD YoY Growth - 2% 7% 47% 69% 83% 1Q17 2Q17 3Q17 4Q17 1Q18 Items Sold YoY Growth - 17% - 15% 12% 33% 45% - 7% - 13% 11% 34% 48% -20% -10% 0% 10% 20% 30% 40% 50% -20% -10% 0% 10% 20% 30% 40% 50% 1Q17 2Q17 3Q17 4Q17 1Q18 GMV LC YoY Growth GMV USD YoY Growth 13% 3% 35% 55% 68% 1Q17 2Q17 3Q17 4Q17 1Q18 Items Sold YoY Growth Free Shipping Launch Free Shipping Launch Free Shipping Launch Free Shipping Launch Chile Colombia GMV Growth Evolution per Quarter Items Sold Growth Evolution per Quarter

Items Sold Growth Evolution per Quarter 53.2 61.5 74.2 81.2 80.1 48.2 80.1 39% 41% 56% 57% 51% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 0.0 10.0 20.0 30.0 40.0 50.0 60.0 70.0 80.0 90.0 1Q17 2Q17 3Q17 4Q17 1Q18 1Q17 1Q18 Items Sold YoY Growth 66% YoY GMV Growth Evolution per Quarter $ 2,334 $ 2,722 $ 3,075 $ 3,618 $ 3,126 $ 2,033 $ 3,126 61% 56% 94% 132% 43% 0% 20% 40% 60% 80% 100% 120% 140% $ 0 $ 500 $ 1,000 $ 1,500 $ 2,000 $ 2,500 $ 3,000 $ 3,500 $ 4,000 1Q17 2Q17 3Q17 4Q17 1Q18 1Q17 1Q18 GMV USD (M) FX Neutral YoY Growth 54% YoY Another Q of Great P erformance in GMV and Items Consolidated * * * Excluding Venezuela * *

Unique Buyers Sustaining High Growth 13.3 14.6 16.3 17.7 17.0 12.3 17.0 20% 23% 31% 34% 28% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 18.0 20.0 1Q17 2Q17 3Q17 4Q17 1Q18 1Q17 1Q18 Unique Buyers (M) Unique Buyers YoY Growth 38% YoY Consolidated Unique Buyers Growth by Country Unique Buyers 27% 41% 71% 24% 24% 24% 39% 66% 32% 36% 0.0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 Arg Bra Mex Chi Col 1Q17 1Q18 * * * Excluding Venezuela

Selection Continues to Deepen 84.7 94.6 105.9 114.1 127.1 83.7 127.1 58% 50% 51% 56% 50% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 0.0 20.0 40.0 60.0 80.0 100.0 120.0 140.0 1Q17 2Q17 3Q17 4Q17 1Q18 1Q17 1Q18 Live Listings (M) YoY Growth 52% YoY Consolidated Live Listings * * * Excluding Venezuela

Payments Gaining Traction O n Marketplace MP On Marketplace Penetration (TPV On as % of GMV) Total On Marketplace TPV by Country (TPV On as % of GMV) 77% 81% 83% 81% 90% 79% 71% 82% 85% 62% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 1Q17 2Q17 3Q17 4Q17 1Q18 MP On TPV Penetration FX Neutral YoY Growth 94% 100% 98% 75% 82% 98% 100% 100% 77% 79% Arg Bra Mex Chi Col 4Q17 1Q18 MercadoPago On Platform Payments grew 62% YoY reaching 90% penetration

4th Q of Triple Digit Growith in Off Marketplace TPV TPV OFF Growth by Country (LC) 99% 163% 79% 118% 42% 128% 126% 105% 154% 63% 157% 59% 127% 127% Arg Bra Mex Chi Col MELI MELI Q4'17 Q1'18 MercadoPago Off platform grew at a ~100% YoY peace 98% 104% 108% 128% 127% 96% 127% 22% 23% 24% 26% 27% 0 0.05 0.1 0.15 0.2 0.25 0.3 0.35 0.4 0.45 0.5 0% 20% 40% 60% 80% 100% 120% 140% 1Q17 2Q17 3Q17 4Q17 1Q18 1Q17 1Q18 TPV Off FX Neutral YoY Growth TPV OFF as a % of Total TPV TPV OFF Growth * * * Excluding Venezuela * *

MPOS TPV Agressively Growing in Brasil and Argentina 2053% 318% 679% 1135% 449% 687% Arg Bra MPOS Total 4Q17 1Q18 MPOS TPV FX Neutral Growth Consolidated MPOS Devices Sold Growth 91% 76% 447% 1162% 1046% 1Q17 2Q17 3Q17 4Q17 1Q18 YoY Growth MercadoPago MPOS grew at a +450% YoY pace

Other Fintech Initiatives: Mobile Wallet & Merchant Credit

MercadoPago App


Pagar
Recargar celular
Cargar SUBE
Pagar servicios
Escanear código QR
Enviar dinero
Cargar combustible

~14x DAU's*

MercadoLibre App


Mercado Pago
$ 75,40
¿Qué puedo hacer con mi dinero?

MercadoCredito


Mis créditos
Te prestamos hasta $ 10.000 para que hagas crecer tu negocio
Quiero saber más
Ayuda

Merchant Credit

- ✓ Greater Merchant Sales Volume
- ✓ Synergies with Markerplace
- ✓ Higher Merchant Loyalty & Retention

* Daily Active Users/Internal Company Data

Financial Results First Quarter 2018 Results

Impact of New Revenue Recognition Standard (ASC 606) (1) Total accrued fees, commissions, interest, and other sales received from users (2) Prior to the adoption of ASC 606, this amount was presented as a component of cost of net Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Brazil 159.8$ 180.0$ 229.5$ 262.1$ 276.3$ 106.1% 75.0% 75.2% 82.5% 72.9% Argentina 71.4 88.0 91.3 108.7 106.1 48.1% 30.0% 30.5% 42.3% 48.6% Mexico 15.5 20.2 22.6 28.2 29.4 39.8% 76.3% 91.4% 135.5% 89.2% Venezuela 14.4 14.2 9.8 16.0 — 18.9% 90.1% 41.6% 49.0% — Others 12.8 14.1 17.5 22.0 21.7 47.8% 39.1% 56.9% 61.9% 69.6% Total 273.9$ 316.5$ 370.7$ 437.0$ 433.5$ Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Brazil —$ (22.9)$ (52.9)$ (64.8)$ (92.1)$ Argentina — — — — (4.1) Mexico (4.2) (9.4) (11.1) (10.4) (12.3) Venezuela — — — — — Others (0.1) (0.3) (1.7) (3.7) (3.9) Total (4.3)$ (32.6)$ (65.7)$ (78.9)$ (112.5)$ As reported Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Brazil 159.8$ 157.2$ 176.6$ 197.3$ 184.2$ Argentina 71.4 88.0 91.3 108.7 101.9 Mexico 11.3 10.8 11.5 17.7 17.1 Venezuela 14.4 14.2 9.8 16.0 — Others 12.8 13.8 15.8 18.4 17.8 Total 269.7$ 283.9$ 304.9$ 358.1$ 321.0$ Gross billing (M) Free shipping paid by MercadoLibre (M) As Recast Gross billing growth Net Revenues (M)

Net Revenues 25% USD YoY Revenues per Quarter Balances are adjusted to the adoption of ASC 606 *Subsidized shipping netting them from revenues **Excluding Venezuela Consolidated $ 269.7 $ 283.9 $ 304.9 $ 358.1 $ 321.0 $ 255.3 $ 321.0 - $ 4 - $ 33 - $ 66 - $ 79 - $ 112 - $ 4 - $ 112 70% 41% 32% 45% 19% 76% 49% 52% 69% 30% -300% -250% -200% -150% -100% -50% 0% 50% 100% 150% 1Q17 2Q17 3Q17 4Q17 1Q18 1Q17 1Q18 -$ 200.0 -$ 100.0 $ - $ 100.0 $ 200.0 $ 300.0 $ 400.0 Net Revenues Subsidized Shipping* USD Revenues YoY Growth LC Revenues YoY Growth ** **

Net Revenues LC Revenue Growth 62% 35% 41% 6% 25% 96% 69% 44% 80% 19% 39% 0% 35% 91% 30% 37% Arg Bra Mex Chi Col Uru MELI MELI Q4'17 Q1'18 By Country * * * Excluding Venezuela

Enhaced Marketplace & Non - Marketplace Revenues Enhanced Marketplace Revenues Non - Marketplace Revenues - 14% YoY $ 92 $ 104 $ 123 $ 159 $ 180 $ 109 $ 180 45% 20% 28% 50% 96% 0% 20% 40% 60% 80% 100% 120% $ - $ 20 $ 40 $ 60 $ 80 $ 100 $ 120 $ 140 $ 160 $ 180 $ 200 1Q17 2Q17 3Q17 4Q17 1Q18 1Q17 1Q18 USD (M) YoY Growth 69% YoY $ 178 $ 199 $ 186 $ 159 $ 141 $ 165 $ 141 - $ 4 - $ 33 - $ 66 - $ 79 - $ 112 - $ 4 - $ 112 113% 75% 38% 6% 21% -100% -50% 0% 50% 100% 150% 1Q17 2Q17 3Q17 4Q17 1Q18 1Q17 1Q18 -$ 150 -$ 100 -$ 50 $ - $ 50 $ 100 $ 150 $ 200 $ 250 USD (M) Subsidized Shipping* YoY Growth Consolidated Breakdown Balances are adjusted to the adoption of ASC 606 *Subsidized costs of shipping netting them from revenues **Excluding Venezuela ** ** ** **

Non - Marketplace Revenues $ 63 $ 73 $ 92 $ 124 $ 145 73% 45% 76% 99% 130% 0% 20% 40% 60% 80% 100% 120% 140% $ - $ 20 $ 40 $ 60 $ 80 $ 100 $ 120 $ 140 $ 160 1Q17 2Q17 3Q17 4Q17 1Q18 USD (M) YoY Growth 37% YoY Balances are adjusted to the adoption of ASC 606 *Other Revenues includes: Classifieds, Advertising, Mercado Shops & ERP Solutions **Excluding Venezuela $ 27 $ 29 $ 31 $ 35 $ 35 $ 26 $ 35 - 1% - 20% - 29% - 20% 31% -40% -30% -20% -10% 0% 10% 20% 30% 40% $ - $ 5 $ 10 $ 15 $ 20 $ 25 $ 30 $ 35 $ 40 1Q17 2Q17 3Q17 4Q17 1Q18 1Q17 1Q18 USD (M) YoY Growth Consolidated Breakdown Payments Revenues Other Revenues * ** **

Cost Structure First Quarter 2018 Results

Q1 2018 Gross Margin 62,6% 50.7% 1.1% 0.2% 0.0% 1.8% 0.0% 4,1% 0.2% 4.5% LY CX + S&W FP Fraud Prevention D&A Hosting Billing Costs Collection Fees Sales Taxes MPOS & Other Costs Actual Lower Net Revenues , driven by adoption of ASC 606, impacting Gross Margins

Q1 2018 EBIT Margin vs. Last Year 23,5% - 9.2% 11.7% 8.3% 5,1% - 1.6% - 0.2% - 1.1% - 0.8% - 0.7% - 2.9% LY COGS Marketing BPP Bad Debt Other Chargebacks Other S&M PD G&A Actual 5,1%

Q1 2018 Net Income Margin vs. Last Year 21,1% 18,0% - 4.0% 11.7% 20,5% 1,7% 0,8% 1,5% 11,8% LY COGS Opex Interest Income Financial Expenses Forex & Other Tax Actual

Disclaimers & Notes

Forward-looking statements. Any statements herein regarding MercadoLibre, Inc. that are not historical or current facts are forward-looking statements. These forward-looking statements convey MercadoLibre, Inc.'s current expectations or forecasts of future events. Forward-looking statements regarding MercadoLibre, Inc. involve known and unknown risks, uncertainties and other factors that may cause MercadoLibre, Inc.'s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. Certain of these risks and uncertainties are described in the "Risk Factors," "Forward-Looking Statements" and "Cautionary Note Regarding Forward-Looking Statements" sections of MercadoLibre, Inc.'s annual report on Form 10-K for the year ended December 31, 2017, and any of MercadoLibre, Inc.'s other applicable filings with the Securities and Exchange Commission. Unless required by law, MercadoLibre, Inc. undertakes no obligation to publicly update or revise any forward-looking statements to reflect circumstances or events after the date hereof.

Other Information. We routinely post important information for investors on our Investor Relations website, http://investor.mercadolibre.com. We use this website as a means of disclosing material, non-public information and for complying with our disclosure obligations under SEC Regulation FD (Fair Disclosure). Accordingly, investors should monitor our Investor Relations website, in addition to following our press releases, SEC filings, public conference calls and webcasts.

Industry Data. This presentation and accompanying comments contain industry data, forecasts and other information that we obtained from industry publications and surveys, public filings and internal company sources, and there can be no assurance as to the accuracy or completeness of the included information. Statements as to our ranking, market position and market estimates are based on independent industry publications, third-party forecasts and management's estimates and assumptions about our markets and our internal research. We have not independently verified this third-party information nor have we ascertained the underlying economic assumptions relied upon in those sources, and we cannot assure you of the accuracy or completeness of this information.

Past performance. In all cases where historical performance is presented, please note that past performance is not a reliable indicator of future results and should not be relied upon as the basis for making an investment decision. See "No offer to purchase or sell securities" below.

No reliance, no update and use of information. You should not rely exclusively on the presentation as the basis upon which to make an investment decision. The information in the presentation is provided to you as of the dates indicated and MercadoLibre, Inc. does not intend to update the information after its distribution, even in the event that the information becomes materially inaccurate. Certain information contained in the presentation includes calculations or figures that have been prepared internally and have not been audited or verified by a third party. Use of different methods for preparing, calculating or presenting information may lead to different results and such differences may be material.

No offer to purchase or sell securities. The presentation does not constitute an offer to sell, or a solicitation of an offer to buy, any security and may not be relied upon in connection with the purchase or sale of any security. Any such offer would only be made by means of formal offering documents, the terms of which would govern in all respects. You are cautioned against using this information as the basis for making a decision to purchase any security.

Distribution of this presentation. These materials are not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use is contrary to local law or regulation.

Q&A First Quarter 2018 Results